INCOME TAXES	12 Months Ended
Mar. 31, 2019
Income Tax Disclosure [Abstract]
INCOME TAXES

Based on the available information and other factors, management believes it is more likely than not that the net deferred tax assets at, March 31, 2019 and 2018, will not be fully realizable. Accordingly, management has recorded a full valuation allowance against its net deferred tax assets at, March 31, 2019 and 2018. At March 31, 2019 and 2018, the Company had federal net operating loss carry-forwards of approximately $817,000 and  $182,500, respectively, expiring beginning in 2037.

Deferred tax assets consist of the following components:

	March 31, 2019	March 31, 2018
Net loss carryforward	$817,000	$182,500
Valuation allowance	(817,000)	(182,500)
Total deferred tax assets	$—	$—